Exhibit 10.2

CONVERTIBLE DEBENTURE

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND IS BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.  THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.

FORM OF CONVERTIBLE DEBENTURE

Company: Catalyst Group Holdings Corp.
Company Address: 1739 Creekstone Circle, San Jose, California  95133
Closing Date:  As set forth in the Purchase and Share Exchange Agreement
Maturity Date: Six month anniversary of the Closing Date.
Principal Amount: $250,000
Interest Rate:  10% per annum payable in full on the Maturity Date
Conversion Ratio:  one (1) share of common stock for every $1.00 of Debt
Holder: Rep’s Web

Catalyst Group Holdings Corp.,  a Delaware corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the assets or otherwise  (the “Company”), for value received, hereby promises to pay to the Holder (as such term is hereinafter defined), or such other Person (as such term is hereinafter defined) upon order of the Holder, on the Maturity Date, the Principal Amount (as such term is hereinafter defined), as such sum may be adjusted pursuant to this Convertible Debenture, and to pay interest thereon from the Closing Date, at the rate of ten  percent (10.0%) per annum (the “Debenture Interest Rate”), until the Principal Amount of this Debenture has been paid in full.  All interest payable on the Principal Amount of this Debenture shall be calculated on the basis of a 360-day year for the actual number of days elapsed.  Payment of  principal or interest  or both of  this Debenture shall be in cash or, at the option of the Company, in shares of Common Stock of the Company valued at the then applicable Conversion Price (as defined herein).

DEFINITIONS

                SECTION 1.2          Definitions.  The terms defined in this Article whenever used in this Debenture have the following respective meanings:

(i) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

(ii) “Bankruptcy Code” means the United States Bankruptcy Code of 1986, as amended (11 U.S.C. §§ 101 et. seq.).

(iii) “Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of California are authorized or obligated to close.

(iv) “Capital Shares” means the Common Stock and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Company.

(v) “Common Shares” or “Common Stock” means shares of the Company’s Common Stock.

(vi) “Common Stock Issued at Conversion”, when used with reference to the securities deliverable upon conversion of this Debenture, means all Common Shares now or hereafter Outstanding and securities of any other class or series into which this Debenture hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

(vii) “Conversion” or “conversion” means the repayment by the Company of the Principal Amount of this Debenture by the delivery of Common Stock on the terms provided in Section 3,  and “convert,” “converted,” “convertible” and like words shall have a corresponding meaning.

(viii) “Conversion Date” means any day on which all or any portion of the Principal Amount of this Debenture is converted in accordance with the provisions hereof.

(ix) “Conversion Notice” means a written notice of conversion substantially in the form annexed hereto as Exhibit A.

(x) “Conversion Ratio” on any date of determination means the applicable ratio f for the conversion of this Debenture into Common Shares on such day as set forth in Section 3.

(xi) Debenture” or “Debentures” means this Convertible Debenture of the Company or such other convertible debenture(s) exchanged therefor as provided in Section 2.1.

(xii) “Event of Default” has the meaning set forth in Section 6.1.

(xiii) “Holder” means the person or entity to which this Debenture is issued, any successor thereto, or any Person to whom this Debenture is subsequently transferred in accordance with the provisions hereof.

(xiv) “Maximum Rate” has the meaning set forth in Section 6.4.

(xv) “Outstanding” when used with reference to Common Shares or Capital Shares (collectively, “Shares”) means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that any such Shares directly or indirectly owned or held by or for the account of the Company or any Subsidiary of the Company shall not be deemed “Outstanding” for purposes hereof.

(xvi) “Person” means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

(xvii) “Principal Amount” means, for any date of calculation, the principal sum set forth in the first paragraph of this Debenture.

(xviii) “SEC” means the United States Securities and Exchange Commission.

(xix) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

(xx) “Subsidiary” means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

All references to “cash” or “$” herein means currency of the United States of America.

ARTICLE 2

EXCHANGES, TRANSFER AND REPAYMENT

SECTION 2.1                                           Registration of Transfer of Debentures. This Debenture, when presented for registration of transfer, shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed, by the Holder duly authorized in writing.

SECTION 2.2                                           Loss, Theft, Destruction of Debenture.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new Debenture of like tenor and unpaid Principal Amount dated as of the date hereof.  This Debenture shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Debenture and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

SECTION 2.3                                           Who Deemed Absolute Owner.  The Company may deem the Person in whose name this Debenture shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Debenture (whether or not this Debenture shall be overdue) for the purpose of receiving payment of or on account of the Principal Amount of this Debenture, for the conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary.  All such payments and such conversions shall be valid and effectual to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion or conversions so made.

SECTION 2.4                                          Repayment at Maturity.  At the Maturity Date, the Company, in its sole and absolute discretion  may either repay the outstanding Principal Amount of this Debenture in whole  or in part in cash, together with all accrued and unpaid interest thereon, in cash, to the Maturity Date or, shall convert the outstanding Principal Amount of this Debenture and accrued and unpaid interest thereon, into common stock at the Conversion Ratio as calculated pursuant to this Agreement.

ARTICLE 3

CONVERSION OF DEBENTURE

SECTION 3.1                                           Conversion; Conversion Ratio; Valuation Event.  At the option of the Company, this Debenture may be converted, either in whole or in part, up to the full Principal Amount plus accrued interest  hereof into Common Shares at any time and from time to time on any Business Day, subject to compliance with Section 3.2. The number of Common Shares into which this Debenture may be converted is equal to the dollar amount of the Debenture being converted multiplied by one (1)  the “Conversion Ratio”.  In the event of any recapitalization or reorganization, the Conversion Ratio shall be adjusted accordingly.

SECTION 3.2                                           Exercise of Conversion Privilege.  (a) Conversion of this Debenture may be exercised on any Business Day by the Company or the Holder by telecopying an executed and completed Conversion Notice to the Holder (the “Conversion Date”).  The Company shall convert this Debenture and issue the Common Stock Issued at Conversion in the manner provided below in this Section 3.2, and all voting and other rights associated with the beneficial ownership of the Common Stock Issued at Conversion shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice.  The Conversion Notice also shall state the name or names (with addresses) of the persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than five(5) Business Days after either party’s  delivery of such Conversion Notice, the Company shall (i) issue the Common Stock Issued at Conversion in accordance with the provisions of this Article 3 and (ii) cause to be mailed for delivery by overnight courier a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion, and cash, as provided in Section 3.3, as applicable, representing the amount of accrued and unpaid interest on this Debenture as of the Conversion Date if paid in cash.  Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates, and at such time the rights of the Holder of this Debenture, as such (except if and to the extent that any Principal Amount thereof remains unconverted), shall cease and the Person and Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby, and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.  The Conversion Notice shall constitute a contract between the Holder and the Company, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription to surrender this Debenture and to release the Company from all liability thereon (except if and to the extent that any Principal Amount thereof remains unconverted).  No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

SECTION 3.3                                           Fractional Shares.  No fractional Common Shares or scrip representing fractional Common Shares shall be delivered upon conversion of this Debenture.  Instead of any fractional Common Shares which otherwise would be delivered upon conversion of this Debenture, the Company shall round up to the next whole share.  No cash payment of less than $1.00 shall be required to be given unless specifically requested by the Holder.

SECTION 3.4                                           Adjustments.  The Conversion Ratio  and the number of shares deliverable upon conversion of this Debenture are subject to adjustment from time to time as follows:

(i) In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another entity (where the Company is not the survivor  (each, a “Fundamental Corporate Change”)  the Conversion Ratio shall be adjusted to reflect the Fundamental Corporate Change.

SECTION 3.5                                           Surrender of Debentures.  Upon any redemption of this Debenture or upon maturity, the Holder shall either deliver this Debenture by hand to the Company at its principal executive offices or surrender the same to the Company at such address by nationally recognized overnight courier.  Payment of the redemption price or the amount due on maturity shall be made by the Company to the Holder against receipt of this Debenture (unless converted and paid in common stock) by wire transfer of immediately available funds to such account(s) as the Holder shall specify by written notice to the Company (if the Company has not elected to pay this debenture with shares of its Common Stock.

ARTICLE 4

STATUS;   RESTRICTIONS ON TRANSFER

SECTION 4.1                                           Status of Debenture.  This Debenture constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms subject, as to enforceability, to general principles of equity and to principles of bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights and remedies generally.

SECTION 4.2                                           Restrictions on Transfer.  This Debenture, and any Common Shares deliverable upon the conversion hereof, have not been registered under the Securities Act.  The Holder by accepting this Debenture agrees that this Debenture and the shares of Common Stock to be acquired as interest on and upon conversion of this Debenture may not be assigned or otherwise transferred unless and until (i) the Company has received the opinion of counsel for the Holder that this Debenture or such shares may be sold pursuant to an exemption from registration under the Securities Act or (ii) a registration statement relating to this Debenture or such shares has been filed by the Company and declared effective by the SEC.

Each certificate for shares of Common Stock deliverable hereunder shall bear a legend as follows unless and until such securities have been sold pursuant to an effective registration statement under the Securities Act:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an exemption from registration under the Securities Act in respect of which the issuer of this certificate has received an opinion of counsel satisfactory to the issuer of this certificate to such effect.  Copies of the agreement covering both the purchase of the securities and restrictions on their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the issuer of this certificate at the principal executive offices of the issuer of this certificate.”

ARTICLE V.

COVENANTS

SECTION 5.1                                           Inspection of Property, Books and Records.  So long as this Debenture shall be outstanding, the Company shall keep proper books of record and account in which full, true and correct entries shall be made of all material dealings and transactions in relation to its business and activities and shall permit representatives of the Holder at the Holder’s expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records, not reasonably deemed confidential by the Company, and to discuss its respective affairs, finances and accounts with its respective officers and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

ARTICLE VI.

EVENTS OF DEFAULT; REMEDIES

SECTION 6.1                                           Events of Default.  “Event of Default” wherever used herein means any one of the following events:

A.The Company shall default in the payment of principal of or interest on this Debenture as and when the same shall be due and payable and, such default shall continue for ten (10) Business Days after the date such payment was due, or the Company shall fail to perform or observe any other covenant, agreement, term, provision, undertaking or commitment under this Debenture, and such default shall continue for a period of ten (10) Business Days after the delivery to the Company of written notice that the Company is in default hereunder or thereunder;

B.Any of the representations or warranties made by the Company herein, shall be false or misleading in a material respect on the Closing Date;

C (i).The Company or any Subsidiary admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, (ii.) institutes or has instituted against it any proceeding seeking  to adjudicate it a bankrupt or insolvent, (iii.) liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors including any plan of compromise or arrangement or other corporate proceeding involving or affecting its creditors or (iv) the entry of an order for relief or the appointment of a receiver, trustee or other similar person for it or for any substantial part of its properties and assets, and in the case of any such official proceeding instituted against it (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of sixty (60) calendar days, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties and assets) occurs or (v) takes any corporate action to authorize any of the above actions;

D.The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and any such decree or order continues and is unstayed and in effect for a period of sixty (60) calendar days;

E.The institution by the Company  of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as and when they become due, or the taking of corporate action by the Company in furtherance of any such action;

F.A final judgment or final judgments for the payment of money shall have been entered by any court or courts of competent jurisdiction against the Company and remains undischarged for a period (during which execution shall be effectively stayed) of thirty (30) days, provided that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds One Hundred Thousand Dollars ($100,000);

G.It becomes unlawful for the Company to perform or comply with its obligations under this Debenture in any respect;

SECTION 6.2                                           Acceleration of Maturity; Rescission and Annulment.  If an Event of Default occurs and is continuing, then and in every such case the Holder may, by a notice in writing to the Company, rescind any outstanding Conversion Notice and declare that all amounts owing or otherwise outstanding under this Debenture are immediately due and payable and upon any such declaration this Debenture shall become immediately due and payable in cash together with all accrued and unpaid interest thereon.

SECTION 6.3                                           Maximum Interest Rate.                                           Notwithstanding anything herein to the contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate which may be contracted for, charged, taken or received by the Holder in accordance with any applicable law (the “Maximum Rate”), the rate of interest applicable to this Debenture shall be limited to the Maximum Rate.  To the greatest extent permitted under applicable law, the Company hereby waives and agrees not to allege or claim that any provisions of this Note could give rise to or result in any actual or potential violation of any applicable usury laws.

SECTION 6.4                                           Remedies Not Waived.  No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

SECTION 6.5                                            Remedies.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Debenture will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Debenture, that the Holder shall be entitled to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Debenture and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

ARTICLE VII.

MISCELLANEOUS

SECTION 7.1                                           Notice of Certain Events.  In the case of the occurrence of any event described in Section 3.4 of this Debenture, the Company shall cause to be mailed to the Holder of this Debenture at its last address as it appears in the Company’s security registry, at least twenty (20) days prior to the applicable record, effective or expiration date hereinafter specified (or, if such twenty (20) days’ notice is not possible, at the earliest possible date prior to any such record, effective or expiration date), a notice thereof, including, if applicable, a statement of (y) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance or granting of rights, options or warrants, or if a record is not to be taken, the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, issuance or granting of rights, options or warrants are to be determined or (z) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up.

SECTION 7.2                                           Withholding.  To the extent required by applicable law, the Company may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Company from any payments made pursuant to this Debenture.

SECTION 7.3                                           Transmittal of Notices.  Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally, or sent by telecopier machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by telecopier machine or overnight courier to the Company at its principal place of business or to the Holder as indicated on the Subscription Agreement.

Each of the Holder or the Company may change the foregoing address by notice given pursuant to this Section 7.4.

SECTION 7.4                                           Attorneys’ Fees.  Should any party hereto employ an attorney for the purpose of enforcing or construing this Debenture, or any judgment based on this Debenture, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys' fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding.  The "prevailing party" means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

SECTION 7.5                                           Governing Law.  This Debenture shall be governed by, and construed in accordance with, the laws of the State of Delaware  (without giving effect to conflicts of laws principles).  With respect to any suit, action or proceedings relating to this Debenture, the Company irrevocably submits to the exclusive jurisdiction of the courts of located in San Jose, California, and hereby waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding has been brought in an inconvenient forum.  Subject to applicable law, the Company agrees that final judgment against it in any legal action or proceeding arising out of or relating to this Debenture shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof and the amount of its indebtedness, or by such other means provided by law.

SECTION 7.6                                           Waiver of Jury Trial. To the fullest extent permitted by law, each of the parties hereto hereby knowingly, voluntarily and intentionally waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Debenture or any other document or any dealings between them relating to the subject matter of this Debenture and other documents.  Each party hereto (i) certifies that neither of their respective representatives, agents or attorneys has represented, expressly or otherwise, that such party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Debenture by, among other things, the mutual waivers and certifications herein.

SECTION 7.7                                           Headings.  The headings of the Articles and Sections of this Debenture are inserted for convenience only and do not constitute a part of this Debenture.

SECTION 7.8                                           Payment Dates.  Whenever any payment hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

SECTION 7.9                                            Binding Effect.  Each Holder by accepting this Debenture agrees to be bound by and comply with the terms and provisions of this Debenture.

SECTION 7.10                                          No Stockholder Rights.  Except as otherwise provided herein, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

SECTION 7.11                                          Facsimile Execution.    Facsimile execution shall be deemed originals.

IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by its duly authorized officer on the date of this Debenture.

Rep’s Web

                                                                                Jeff Crowe

Catalyst Group Holdings Corp.

Title: _________________________________

EXHIBIT A

DEBENTURE CONVERSION NOTICE

TO:           HOLDER

Catalyst Group Holdings Corp. (the “Company”) hereby irrevocably exercises its option to convert $__________ Principal Amount and $______________ Interest of the Debenture into shares of Common Stock in accordance with the terms of the Debenture.  The Common Stock and certificates therefor deliverable upon conversion, the Debenture reissued in the Principal Amount not being surrendered for conversion hereby, [the check or shares of Common Stock in payment of the accrued and unpaid interest thereon to the date of this Notice,] shall be registered in the name of and/or delivered to the name set forth below unless a different name has been provided to the Company.  All capitalized terms used and not defined herein have the respective meanings assigned to them in the Debenture.  The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the Holder of the Principal Amount of the Debenture set forth above shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time:  __________________

______________________________

By: ___________________________

Title: _________________________

Fill in for registration of Debenture:

Please print name and address

(including ZIP code number):

______________________________

EXHIBIT A-1

DEBENTURE CONVERSION NOTICE

TO:           Catalyst Group Holdings Corp. (the “Company”)

____________ (the “Holder ”) hereby irrevocably exercises its option to convert $__________ Principal Amount and $______________ Interest of the Debenture into shares of Common Stock in accordance with the terms of the Debenture.  The Common Stock and certificates therefor deliverable upon conversion, the Debenture reissued in the Principal Amount not being surrendered for conversion hereby, [the check or shares of Common Stock in payment of the accrued and unpaid interest thereon to the date of this Notice,] shall be registered in the name of and/or delivered to the name set forth below unless a different name has been provided to the Company.  All capitalized terms used and not defined herein have the respective meanings assigned to them in the Debenture.  The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the Holder of the Principal Amount of the Debenture set forth above shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time:  __________________

______________________________

By: ___________________________

Title: _________________________

Fill in for registration of Debenture:

Please print name and address

(including ZIP code number):

______________________________